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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


Date of report (Date of earliest event reported)  March 18, 2002


deCODE genetics, Inc.
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(Exact Name of Registrant as Specified in Charter)


Delaware                            000-30469               04-3326704
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(State or Other Juris-              (Commission             (I.R.S. Employer
diction of Incorporation)           File Number)            Identification No.)


Sturlugata 8, ISE  110 Reykjavik, Iceland
(Address of Principal Executive Offices)


Registrant's telephone number, including area code +354-570-1900


Lynghals 1, Reykjavik, Iceland
(Former Name or Former Address, If Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

         On March 18, 2002, pursuant to the Agreement and Plan of Merger dated as of January 7, 2002, by and among deCODE genetics, Inc. ("deCODE"), Saga Acquisition Corp, and MediChem Life Sciences, Inc. ("MediChem"), Saga Acquisition Corp. was merged with and into MediChem, with MediChem as the surviving corporation. As a result of the merger, MediChem has become a wholly-owned subsidiary of deCODE. In the merger, each share of MediChem common stock outstanding on March 18, 2002, was converted into 0.3099 shares of common stock of deCODE or cash, in the case of fractional shares.

         Additional information regarding this transaction was previously reported in the definitive Proxy Statement/Prospectus of deCODE and MediChem dated February 12, 2002, and included in deCODE's Registration Statement on Form S-4 , as amended (Registration No. 333-81848). The information contained in the Proxy Statement/ Prospectus is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

              (i) The audited consolidated balance sheet of MediChem as of December 31, 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 2000, and the related notes and report of the independent auditors thereto are contained in the Proxy Statement/Prospectus referred to in
Item 2 hereof and are incorporated herein by reference.

         (ii) The audited consolidated balance sheet of MediChem as of December 31, 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for the year ended December 31, 2001, and the related notes and report of the independent auditors thereto which are required to be included in this Report are not included herein and will be filed as an amendment on or about May 30, 2002.

      (b) Pro-Forma Financial Information. The pro forma financial information which is required to be included in this Report is not included herein and will be filed as an amendment on or about May 30, 2002.
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(c)  Exhibits.

     2.1 Agreement and Plan of Merger dated as of January 7, 2002, by and among deCODE genetics, Inc., Saga Acquisition Corp, and MediChem Life Sciences, Inc. (Incorporated by reference to Annex A to the Proxy Statement/Prospectus included in Pre-Effective Amendment No. 1 to deCODE's Registration Statement on Form S-4 (Registration No. 333-81848) filed on February 12, 2002.)

     99.1 Proxy Statement/Prospectus of deCODE and MediChem dated February 12, 2002. (Incorporated by reference to Pre-Effective Amendment No. 1 to deCODE's Registration Statement on Form S-4 (Registration No. 333-81848) filed on February 12, 2002.)


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           deCODE genetics, Inc.


                                                /s/ Kari Stefansson
                                           By:___________________________
                                              Kari Stefansson,
                                              President, Chief Executive Officer




Dated:  March 20, 2002
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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger dated as of January 7, 2002, by and among deCODE genetics, Inc., Saga Acquisition Corp, and MediChem Life Sciences, Inc. (Incorporated by reference to Annex A to the Proxy Statement/Prospectus included in Pre-Effective Amendment No. 1 to deCODE's Registration Statement on Form S-4 (Registration No. 333-81848) filed on February 12, 2002.)

99.1 Proxy Statement/Prospectus of deCODE and MediChem dated February 12 ,2002. (Incorporated by reference to Pre-Effective Amendment No. 1 to deCODE's Registration Statement on Form S-4 (Registration No. 333-81848) filed on February 12, 2002.)